EXHIBIT 10.23

EXECUTION VERSION

REFINANCING AMENDMENT, dated as of November 25, 2013 (this “Amendment”), by and among each of the entities listed under the caption “Refinancing Lenders” on the signature pages hereto (each, a “Refinancing Lender” and, collectively the “Refinancing Lenders”), the Revolving Lenders party hereto, Endurance International Group Holdings, Inc., a Delaware corporation (formerly WP Expedition Holdings L.P., a Delaware limited partnership) (“Holdings”), EIG Investors Corp., a Delaware corporation (the “Borrower”), and Credit Suisse AG, as the administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

WHEREAS, reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of November 9, 2012 (as amended by that certain Incremental Amendment to the Second Amended and Restated Credit Agreement dated as of August 9, 2013 and that certain Amendment dated November 22, 2013, and as further amended, restated, supplemented or otherwise modified and as in effect immediately prior to the Refinancing Closing Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, Holdings and the Borrower have requested that the Refinancing Lenders make term loans in an aggregate principal amount of $883,773,869.35 pursuant to Section 2.21 of the Credit Agreement for the purposes of refinancing all of the outstanding Term Loans (the “Original Term Loans”) under the Credit Agreement, and the Refinancing Lenders are willing to provide such term loans on the terms and conditions set forth in this Amendment; and

WHEREAS, Holdings and the Borrower have requested that the Refinancing Lenders and the Revolving Lenders agree to amend the Credit Agreement in the manner and at the time set forth in Section 4 below, and the Refinancing Lenders and the Revolving Lenders party hereto are willing to so amend the Credit Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1. Each Refinancing Lender party hereto hereby commits to provide term loans (the “Refinancing Loans”) in the amounts set forth on Schedule A annexed hereto, pursuant to the provisions of Section 2.21 of the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement. The Refinancing Loans shall be deemed to be “Other Term Loans” for purposes of the Credit Agreement having terms and provisions identical to those applicable to the Original Term Loans except as otherwise set forth in this Amendment.

2. Each Refinancing Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Refinancing Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Term Lender.

3. Each Refinancing Lender hereby agrees to make its respective Refinancing Loans on the following terms and conditions:

(a) Repayment of Original Term Loans. The Original Term Loans, together with any accrued interest and other amounts owing with respect thereto, shall be repaid or paid, as applicable, with the proceeds of the Refinancing Loans, together with cash on hand of the Borrower, immediately following the funding of the Refinancing Loans on the Refinancing Closing Date.

(b) Other Terms and Conditions. Annex I hereto sets forth additional terms, conditions and agreements applicable to this Amendment and the Refinancing Loans. The date on which (x) the Administrative Agent shall have received a counterpart signature page of this Refinancing Amendment duly executed by Holdings, the Borrower, each other Loan Party (as to the Acknowledgement (as defined in Annex I)), the Required Revolving Lenders, the Refinancing Lenders and the Administrative Agent and (y) the conditions specified in Section II of Annex I are satisfied (or waived in accordance with Section 5) shall be referred to as the “Refinancing Closing Date”.

(c) Credit Agreement Governs. Except as set forth in this Amendment (including Annex I hereto), the Refinancing Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(d) Certifications. By its execution of this Amendment, the undersigned officer on behalf of Holdings and the Borrower certifies that:

(i) the representations and warranties of each Loan Party set forth in the Loan Documents are and shall be true and correct in all material respects on and as of the Refinancing Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are and shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to materiality, “Material Adverse Effect” or similar language is and shall be true and correct in all respects on the Refinancing Closing Date or on such earlier date, as the case may be; and

(ii) at the time of and immediately after giving effect to the Refinancing Loans, no Default or Event of Default shall have occurred and be continuing.

(e) Notices. For purposes of the Credit Agreement, the initial notice address of each Refinancing Lender shall be as set forth below its signature below.

(f) Non-U.S. Lenders. Each Refinancing Lender that is not a U.S. person (as defined in Section 7701(a)(30) of the Code), if any, shall have delivered to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Refinancing Lender may be required to deliver to Administrative Agent pursuant to Section 2.17 of the Credit Agreement.

(g) Recordation of the Refinancing Loans. Upon execution and delivery hereof, the Administrative Agent will record the Refinancing Loans made by each Refinancing Lender in the Register.

4. Authorization to Enter into Third Amended and Restated Credit Agreement. Each Refinancing Lender and each Revolving Lender party hereto hereby authorizes Administrative Agent, acting on its behalf, on the Refinancing Closing Date immediately following the making of the Refinancing Loans and the repayment of the Original Term Loans in full, to enter into an amendment and restatement of the Credit Agreement in the form attached hereto as Annex II.

5. Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent, the Required Revolving Lenders and the Refinancing Lenders.

6. Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Refinancing Lender may otherwise have to bring any action or proceeding relating to any Loan Document against Holdings or the Borrower or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section 7. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

10. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

11. Loan Document. This Amendment constitutes a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

REFINANCING LENDERS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Refinancing Lender

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Patrick Freytag
Name:	Patrick Freytag
Title:	Authorized Signatory

Notice Address:
Credit Suisse AG, Cayman Islands Branch
11 Madison Avenue, 23rd Floor
New York, NY 10010
Attention: Sean Portrait
Telephone: (919) 994-6369
Fax: (212) 322-2291

[Refinancing Amendment - EIG Investors Corp.]

REVOLVING LENDERS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Patrick Freytag
Name:	Patrick Freytag
Title:	Authorized Signatory

[Refinancing Amendment - EIG Investors Corp.]

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Revolving Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Refinancing Amendment - EIG Investors Corp.]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender

By:	/s/ Andrew W. Earls
Name:	Andrew Earls
Title:	Authorized Signatory

[Refinancing Amendment - EIG Investors Corp.]

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC., as Holdings

By:	/s/ Hari Ravichandran
Name:	Hari Ravichandran
Title:	President and Chief Executive Officer

EIG INVESTORS CORP., as Borrower

By:	/s/ Hari Ravichandran
Name:	Hari Ravichandran
Title:	President and Chief Executive Officer

[Refinancing Amendment - EIG Investors Corp.]

Consented to by:

Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Patrick Freytag
Name:	Patrick Freytag
Title:	Authorized Signatory

[Refinancing Amendment - EIG Investors Corp.]

ACKNOWLEDGMENT

Each of the undersigned Loan Parties hereby acknowledges and agrees that (i) the Refinancing Loans are Other Term Loans and the Refinancing Lenders are Lenders for purposes of the Credit Agreement and the other Loan Documents, (ii) all of its obligations under the Guarantee Agreement, the Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) its grant of security interests and its guaranties pursuant to the Guarantee Agreement, the Collateral Agreement and the other Security Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment and (iv) the Secured Obligations (as defined in the Collateral Agreement) include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Refinancing Loans.

[Remainder of page left intentionally blank]

BLUEHOST INC.
FASTDOMAIN INC.
DOMAIN NAME HOLDING COMPANY, INC.
ENDURANCE INTERNATIONAL GROUP - WEST, INC.
THE ENDURANCE INTERNATIONAL GROUP, INC. HOSTGATOR.COM LLC
A SMALL ORANGE, LLC
HOMESTEAD TECHNOLOGIES INC., each as a Loan Party

By:	/s/ Hari Ravichandran
	Name:	Hari Ravichandran
	Title:	President and Chief Executive Officer

[Refinancing Amendment Acknowledgment]

SCHEDULE A

TO REFINANCING AMENDMENT

Refinancing Lender	Type of Commitment	Principal Amount

Credit Suisse AG, Cayman Islands Branch	Term Loan Commitment	$883,773,869.35

ANNEX I

TO REFINANCING AMENDMENT

OTHER TERMS AND CONDITIONS

I. Additional Representations and Warranties.

To induce (x) the Refinancing Lenders to enter into this Amendment and to make the Refinancing Loans pursuant to Section 2.21 of the Credit Agreement and (y) the Revolving Lenders to enter into this Amendment, Holdings and the Borrower hereby represent and warrant as of the Refinancing Closing Date that:

1. Corporate Power; Authorization; Enforceable Obligations.

(a) Each Loan Party has the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment (including the Acknowledgment thereof attached hereinabove (the “Acknowledgment”)) and, in the case of the Borrower, to borrow the Refinancing Loans under the Credit Agreement. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrower, to authorize the Refinancing Loans on the terms and conditions of this Amendment.

(b) This Amendment (including the Acknowledgment) has been duly executed and delivered on behalf of each Loan Party. This Amendment (including the Acknowledgment) constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

2. No Legal Bar. The execution, delivery and performance of this Amendment (including the Acknowledgment) by each Loan Party and the borrowing of the Refinancing Loans and the use of the proceeds thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate (i) the Organizational Documents of, or (ii) any Requirements of Law applicable to, Holdings, the Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture or other agreement or instrument binding upon Holdings, the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Holdings, the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any Restricted Subsidiary, except Liens created under the Loan Documents, except (in the case of each of clauses (a), (b)(ii) and (c) of this paragraph) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

3. Solvency. Holdings, the Borrower and its Subsidiaries are (when taken as a whole on a consolidated basis), and immediately after giving effect to the making of the Refinancing Loans and the repayment of the Original Term Loans will be, solvent (as determined in the manner contemplated by Section 3.14 of the Credit Agreement).

II. Conditions to the Refinancing Closing Date.

In addition to the other conditions set forth in this Amendment and in Section 2.21 of the Credit Agreement (as applicable), the agreement of (x) each Refinancing Lender to make its Refinancing Loan on the Refinancing Closing Date and (y) each Refinancing Lender and the Required Revolving Lenders to amend and restate the Credit Agreement as provided in Section 4 above is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Refinancing Closing Date) of Cleary Gottlieb Steen & Hamilton LLP, New York counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinion.

(b) The Administrative Agent shall have received a certificate of each Loan Party, dated the Refinancing Closing Date, substantially in the form of Exhibit H to the Credit Agreement, or otherwise in form and substance reasonably satisfactory to the Administrative Agent, with appropriate insertions, executed by any Responsible Officer of such Loan Party, and including or attaching the documents (or certifications) referred to in paragraph (c) below.

(c) The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each Organizational Document of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s Organizational Documents certified and delivered to the Administrative Agent on the Second Amendment Effective Date pursuant to paragraphs (c) and (d), respectively, of Section 4.03 of the Credit Agreement remain in full force and effect on the Refinancing Closing Date without modification or amendment since such certification and delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates delivered to the Administrative Agent on the Second Amendment Effective Date pursuant to paragraphs (c) and (d) of Section 4.03 of the Credit Agreement remain true and correct as of the Refinancing Closing Date, (iii) resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Refinancing Closing Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

(d) The Administrative Agent shall have received a Borrowing Request in respect of the Refinancing Loans not later than 2:00 p.m., New York City time, one Business Day before the Refinancing Closing Date and as otherwise in accordance with Section 2.03 of the Credit Agreement.

(e) The Administrative Agent and each of Credit Suisse Securities (USA) LLC, Goldman Sachs Lending Partners LLC, Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC (the “Arrangers”) shall have received all fees and other amounts previously agreed in writing by the Borrower and the Administrative Agent or any of the Arrangers to be due and payable on or prior to the Refinancing Closing Date, including, to the extent invoiced at least three Business Days prior to the Refinancing Closing Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.

I-2

(f) The Lenders shall have received a certificate from the chief financial officer of the Borrower certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis immediately after giving effect to the funding of the Refinancing Loans and the repayment of the Original Term Loans with the proceeds thereof.

[Remainder of page left intentionally blank]

I-3

ANNEX II

TO REFINANCING AMENDMENT

FORM OF THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[Provided under separate cover]